WARBURG PINCUS JAPAN OTC FUND

        Supplement to Prospectus and Statement of Additional Information
                            dated February 27, 1998



               In view of developments in the Japanese OTC markets, the Fund has adopted a defensive policy, as a result of which less than 65% of the Fund's assets may be invested in companies traded through JASDAQ or the Frontier Market. The portion of the Fund's assets not invested in these companies may be invested in U.S. debt securities, money market obligations or liquid securities of Japanese companies (regardless of market capitalization), including depositary receipts for such companies.

               On June 10, 1998, the Board of Directors of the Fund (the "Board") approved a change in the Fund's current policy of investing at least 65% of the Fund's total assets in securities of companies traded through JASDAQ or the Frontier Market ("Portfolio Investment Policy"). Under the new Portfolio Investment Policy, the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities of small-sized Japanese companies, whether traded on an exchange or over-the-counter. The remainder of the Fund's assets may be invested in securities of other Japanese issuers or securities of companies in other Asian markets, in addition to the other instruments described in the Fund's Prospectus. The Fund does not invest in securities of non-Asian issuers, except for cash management or defensive purposes, and does not invest more than 10% of its total assets in any one Asian country (other than Japan).

               The new Portfolio Investment Policy will not be implemented unless shareholder approval is attained; a shareholder meeting to consider the Policy is scheduled for August 21, 1998. If shareholder approval is obtained, the policies described above will be implemented and the name of the Fund will be changed to "Warburg Pincus Japan Small Company Fund" to reflect more accurately the broader investment focus of the Fund.

Dated: June 10, 1998                                           16-0698 for WPISF
                                                               ADOTC